SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 22, 2005

Commission	Registrant; State of Incorporation	I.R.S. Employer
File Number	Address; and Telephone Number	Identification No.
-----------	-----------------------------------	--------------------

1-5324	NORTHEAST UTILITIES	04-2147929
(a Massachusetts voluntary association)
One Federal Street, Building 111-4
Springfield, Massachusetts 01105
Telephone: (413) 785-5871

Not Applicable

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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Section 2 – Financial Information

Item 2.02 – Results of Operations and Financial Condition

On November 7, 2005, Northeast Utilities (NU) reported discontinued operations in its report on Form 10-Q for the quarter ended September 30, 2005 as a result of meeting certain accounting criteria requiring this presentation.  NU presented in its third quarter 2005 report on Form 10-Q the operating results of the following companies as discontinued operations:

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Select Energy Services, Inc. and its wholly owned subsidiaries HEC/Tobyhanna Energy Project, Inc. and HEC/CJTS Energy Center LLC;

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Select Energy Contracting, Inc. - New Hampshire (including Reeds Ferry Supply Co., Inc.), a division of Select Energy Contracting, Inc., which was sold on November 8, 2005 for $2.4 million;

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Woods Network Services, Inc.; and

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Woods Electrical Co., Inc.

As a result of these discontinued operations and the requirement to present discontinued operations in prior period financial statements, NU is filing this report on Form 8-K to conform certain financial information presented in its 2004 annual report on Form 10-K and first and second quarter 2005 reports on Form 10-Q to the presentation of the discontinued operations in its third quarter 2005 report on Form 10-Q.

The changes to the prior period financial statements reflected in the exhibits to this report on Form 8-K have no effect on NU’s net income originally reflected in those financial statements.  As the exhibits to this report on Form 8-K conform the financial information and disclosures in NU’s 2004 report on Form 10-K and first and second quarter 2005 reports on Form 10-Q to reflect the discontinued operations, they should be read in conjunction with those periodic reports as originally filed with the Securities and Exchange Commission.

Restructuring and impairment charges which were originally presented in NU's condensed consolidated statements of (loss)/income in the first quarter 2005 report on Form 10-Q have been reclassified to conform with the presentation of wholesale contract market changes, net separately from restructuring and impairment charges in the second and third quarter reports on Form 10-Q.

Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits

(c)

 Exhibits.

Exhibit Number	Description
Exhibit 23.1	Consent of Independent Registered Public Accounting Firm.
Exhibit 99
Exhibit 99.1

Selected Financial Data; Management's Discussion and Analysis of Financial Condition and Results of Operations; and Financial Statements and Supplementary Data of NU for the year ended December 31, 2004

Exhibit 99.2	Financial Statements and Supplementary Data; and Management's Discussion and Analysis of Financial Condition and Results of Operations of NU for the quarter ended March 31, 2005
Exhibit 99.3	Financial Statements and Supplementary Data; and Management's Discussion and Analysis of Financial Condition and Results of Operations of NU for the quarter ended June 30, 2005

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHEAST UTILITIES (Registrant)
By: /s/ David R. McHale
Name: David R. McHale Title: Senior Vice President and Chief Financial Officer

Date:  November 22, 2005